SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 19, 2002
                Date of Report (Date of earliest event reported)

                          Discovery Laboratories, Inc.
             (Exact name of Registrant as specified in its charter)

          Delaware                     000-26422                94-3171943
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)

                           350 Main Street, Suite 307
                         Doylestown, Pennsylvania 18901
                    (Address of principal executive offices)

                                 (215) 340-4699
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)


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Item 5.  Other Events

      On December 19, 2002, Registrant issued a press release to announce an interruption in the supply of its Surfaxin(R) drug product for Part B of Registrant's ongoing Phase 2 clinical trial for Acute Respiratory Distress Syndrome (ARDS) in adults. Registrant presently anticipates that the completion of this part of the ARDS Phase 2 trial will now occur in the second quarter of 2003, a delay of approximately three months. The interruption in supply is not expected to have an effect on Registrant's other ongoing Phase 3 clinical trials for Surfaxin, including the two pivotal, landmark multinational Phase 3 trials for Respiratory Distress Syndrome (RDS) in premature infants and the Phase 3 clinical trial for Meconium Aspiration Syndrome (MAS) in full-term infants.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (c) Exhibits:

            99.1  Press Release dated December 19, 2002.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Discovery Laboratories, Inc.


                                    By:      /s/ Robert J. Capetola
                                        ----------------------------------------
                                    Name:  Robert J. Capetola, Ph.D.
                                    Title: President and Chief Executive Officer

Date: December 20, 2002


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